EXHIBIT 10.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

First Amendment to Manufacturing Services Agreement
between Patheon Pharmaceuticals Inc., and Pozen Inc.

Background: Patheon Pharmaceuticals Inc., (“Patheon”) and Pozen Inc., (“Pozen”) entered into a Manufacturing Services Agreement effective December 19, 2011 (the “Agreement”).  Patheon and Pozen wish to amend the Agreement to incorporate Pozen’s PA81/40 coated tablet Product into the Agreement, to revise the definition of “Commencement  Date” and to clarify that the manufacture of validation batches of Product are included within the definition of “Manufacturing Services” under the Agreement.

NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree to amend the Agreement as follows:

A.	Amendment to Agreement:

1.	Schedules A-D are deleted in their entirety and replaced with the attached Revised Schedules A-D.

2.	In Section 1.1, the definition of “Commencement Date” is deleted in its entirety and is replaced with the following new definition:

“Commencement Date” means a date certain, 60 days after Client submits the First Firm Order to Patheon under Section 5.1(b) for any Product under this Agreement excluding validation batches;

3.	In Section 1.1, the definition of “Manufacturing Services” is deleted in its entirety and is replaced with the following new definition:

"Manufacturing Services" means the manufacturing, quality control, quality assurance, retention of samples, stability testing, packaging, and related services, set forth in this Agreement, required to manufacture Product or Products from Active Materials and Components and to release and deliver such Products to Client and will include the manufacture of validation batches of Product;

4.	Section 2.1(f) is deleted in its entirety, and replaced with the following new Section 2.1(f):

Active Materials.  Patheon will provide a monthly order to the Client by the 20th day of the month, specifying the quantities and delivery dates of the Active Materials required to meet the Client’s orders for finished products.  The Client will place the orders with the Active Material manufacturer specifying that the Active Material should be shipped to Patheon and the invoices sent to the Client for payment.  Patheon will charge Client a handling fee of ***% of the cost of the Active Materials which will be included in the Price for the Products.  All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer confirming the identity and purity of the Active Materials and its compliance with the Active Material specifications.  Patheon will test all Active Materials in accordance with Patheon’s then current standard operating procedures.

5.	Section 2.2(a) is revised to include the following two new sentences at the beginning of the section:

“The inventory calculations performed in this Section 2.2 will be a combined yield for the two product strengths.  Individual Target Yields may be required based on actual manufacturing experience, and therefore require a modification to the calculation.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.	The word “validation” is deleted from the last sentence of Section 2.2(a) Active Material Yield, Reporting, Quantity Dispensed, and from Schedules H and I, footnote 1.

7.	In Section 13.6(b), the second sentence is deleted in its entirety and is replaced with the following sentence:

“But Client will give Patheon prior written notice of any assignment and any assignee will covenant in writing with Patheon to be bound by the terms of this Agreement.”

B.	No Other Modifications. The “Background” section of this document is incorporated into the Amendment. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed by their authorized representatives, effective as of ___________, 2013.

POZEN INC.		PATHEON PHARMACEUTICALS INC.

By:	/s/ John R. Plachetka	By:	/s/ Francis P. McCune

Name:	John R. Plachetka	Name:	Francis P. McCune

Title:	Chairman, CEO & President	Title:	Secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE A
PRODUCT LIST AND SPECIFICATIONS

Product List
PA 325/40 Tablets, packaged in 7, 30, 90, and 500 count bottles and bulk drums.

PA 81/40 Tablets, packaged in 7, 30, 90, and 500 count bottles, and bulk drums.

Specifications
Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the originally executed copies of the FDA approved Specifications. If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications. If the manufacture of validation batches occurs prior to the receipt of final FDA approved Specifications, the proposed Specifications in the FDA filing will be used to manufacture the validation batches.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE B
MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE
Pricing for 81/40 mg Tablets

Annual Volume Forecasts

Pricing is based on the following volume tiers.

Product	Volume Tier (Tablets)
***
PA 81/40mg Coated Tablets	***
***

Manufacturing and Packaging Pricing Tables

Pricing includes the cost of *** and ***.

7ct. Bottles w/Carton (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

30ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

90ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

500ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Bulk Tablets (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (‘000)	Price per 1,000
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7ct. Bottles w/Carton (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

30ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

90ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

500ct. Bottles (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Bulk Tablets (Single Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (‘000)	Price per 1,000
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

***7ct. Bottles w/Carton (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

30ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

90ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

500ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Bulk Tablets (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (‘000)	Price per 1,000
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

7ct. Bottles w/Carton (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

30ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

90ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Schedule B - Page 7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

500ct. Bottles (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Bulk Tablets (Multi Tip Tooling)

Product	Batch Size (Kg)	Volume Tier (Tablets)	Minimum Ordering Quantity (‘000)	Price per 1,000
				Material Price	Conversion Price	Full Service Price
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***	***

Note: Refer to Campaign Assumptions, for additional detail on the manufacturing and packaging batch campaigns assumed in this pricing.
Schedule B - Page 8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

*** that the *** based on previous experience.

Parameter	PA 81/40mg Tablets	PA 81/40mg Tablets
Tablet weight (mg)	***	***
Batch size at Patheon (tablets)	***	***
Batch size at Patheon (Kg)	***	***

The following manufacturing equipment train is proposed for PA 81/40mg Coated Tablets.

Process Step	503 Kg Batch Size - Equipment	1,250 Kg Batch Size - Equipment
Screen	***	***
Blend	***	***
Compress	***	***
Coating	***	***
Printing	***	***

***The number of *** required will be ***.
A manufacturing yield of ***.
Schedule B - Page 9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Campaign Assumptions

The pricing outlined in the Pricing Table, reflects the campaigns listed below.

7ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

30ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

90ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

500ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

Schedule B - Page 10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Bulk

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	1,000’s per Bulk Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***

7ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

30ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

90ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

Schedule B - Page 11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

500ct. Bottles

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***	***

Bulk

Product Description	Batch Size (Kg)	Volume Tier (Tablets)	Manufacturing Campaign (Batches)	1,000’s per Bulk Packaging Campaign
PA 81/40mg Coated Tablets	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***
PA 81/40mg Coated Tablets	***	***	***	***

Packaging Assumptions

PA 81/40mg Coated Tablets will be packaged into the configurations listed in the tables below.

PA 81/40mg Coated Tablets
7ct. Bottles w/ Carton	30ct. Bottles w/o Carton	90ct. Bottles w/o Carton
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***

Schedule B - Page 12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PA 81/40mg Coated Tablets
500ct. Bottles	Bulk Tablets
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

The packaging component specifications have been ***.  *** to the *** *** in *** of the ***.

Individual coating pans will be release tested on an individual basis.

A packaging yield of ***% for bottle and ***% for the bulk sku’s ***.
Schedule B - Page 13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Pricing for 325/40 mg Tablets

Manufacturing and Packaging Pricing Tables

Pricing includes the cost of *** and ***.

7 Count Bottles in a Carton

Product	Annual Quantity (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

30 Count Bottles

Product	Annual Quantity (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

90 Count Bottles

Product	Annual Quantity (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

Schedule B - Page 14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

500 Count Bottles

Product	Annual Quantity (Tablets)	Minimum Ordering Quantity (Bottles)	Price per Bottle
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

Bulk

Product	Annual Quantity (‘000’s)	Minimum Ordering Quantity (‘000)	Price per 1,000
			Material Price	Conversion Price	Full Service Price
PA325/40 Tablets – Vol. 1	***	***	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***	***	***

Note: Refer to Campaign Assumptions, for additional detail on the manufacturing and packaging batch campaigns assumed in this pricing.

Manufacturing Assumptions

The manufacturing process at Patheon will follow the process information provided by Pozen and Patheon’s experience with the product.
The core tablet weight and manufacturing batch sizes proposed by Patheon is summarized in the following table.

Parameter	Value
Tablet weight (mg)	***
Batch size at Patheon (tablets)	***
Core Batch size at Patheon (Kg)	***
Coating Batch size at Patheon (Kg)	***

Schedule B - Page 15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

The following manufacturing equipment train is proposed for PA 325/40 tablets.

Process Step	PA325/40 Tablets
Weighing	***
Blending	***
Compressing	***
Coating	***
Printing	***

The *** will be *** for ***.

Individual coating pans will be release tested on an individual basis.

A manufacturing yield of ***.

Campaign Assumptions

7 Count Bottles in a Carton

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

30 Count Bottles

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

Schedule B - Page 16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

 90 Count Bottles

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

 500 Count Bottles

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottles per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***	***
PA325/40 Tablets – Vol. 2	***	***	***
PA325/40 Tablets – Vol. 3	***	***	***

 Bulk

Product Description	Manufacturing Campaign (Batches)	Cartons per Packaging Campaign
PA325/40 Tablets – Vol. 1	***	***
PA325/40 Tablets – Vol. 2	***	***
PA325/40 Tablets – Vol. 3	***	***

Schedule B - Page 17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Packaging Assumptions

PA 325/40 tablets will be packaged into the configurations listed in the tables below.

PA 325/40 Tablets
7’s Bottles in a Carton	30’s Bottles	90’s Bottles
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

PA 325/40 Tablets
500’s Bottles	Bulk
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

The packaging component specifications have been ***. *** to the *** *** in *** of the ***.
Schedule B - Page 18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A packaging yield of ***% is assumed for bulk and ***% for bottles.

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for quoting this product. Should any of the assumptions change, then the prices will be revised accordingly.

Manufacturing Assumptions

•	The manufacturing process at Patheon will follow the process information provided by Pozen and Patheon’s experience with the product.

•	The core tablet weight and manufacturing batch sizes for each strength proposed by Patheon are summarized in the following table.

•	Pricing for both a 503 and 1250Kg batch size is being presented for comparison purposes.

Testing Assumptions

•	*** for *** and *** are *** on ***.

•	It is *** that the *** would only be required to *** of the ***. *** can fully *** and this *** can be ***.

•	It is *** that *** are *** and ***.

•	Each *** has *** to the ***.

•	*** has been included on the finished product.

•	*** may be subject to change after the *** on *** and ***.

Cleaning Assumptions

•	It is *** that *** are *** and *** after each campaign.

The following cost items are included in the Price for the Products:

*** and ***

***of ***

***of ***

***

*** for *** ***, and *** thereafter
Schedule B - Page 19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

*** and ***

*** of the ***

*** and ***

***

*** of *** and other *** for ***

*** of *** and other *** for *** or *** ***

*** and *** of *** and ***

*** of *** and *** for ***

*** and *** by *** to be *** by *** and***.

Costs Not Included in Unit Pricing:

*** to be *** by ***, *** and ***

***

***

*** and ***

*** and ***

*** of *** not *** on ***

*** and *** in *** with an *** and ***

 *** and ***, ***

*** of the *** or the *** of ***

*** for *** which will be *** are ***

Schedule B - Page 20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE C
ANNUAL STABILITY TESTING

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.

STABILITY – COMMERCIAL PA8140 TABLETS	USD
ACTIVITY	PRICE

Number of Lots ***
Total Samples ***

Pullpoint Months	25°C / 60% RH	Samples per pullpoint	Cost per pullpoint (Milestone Price)
T=0	x	***	$	***
T=6	x	***	$	***
T=12	x	***	$	***
T=24	x	***	$	***
T=36	x	***	$	***
x
		Total per Batch (one SKU)	$	***

STABILITY – COMMERCIAL PA32540 TABLETS	USD
ACTIVITY	PRICE

Number of Lots ***
Total Samples ***

Pullpoint Months	25°C / 60% RH	Samples per pullpoint	Cost per pullpoint (Milestone Price)
T=0	x	***	$	***
T=6	x	***	$	***
T=12	x	***	$	***
T=24	x	***	$	***
T=36	x	***	$	***
x
		Total per Batch (one SKU)	$	***

SCHEDULE D
ACTIVE MATERIALS

Active Materials	Supplier
Omeprazole, USP	***
Aspirin/Starch	***

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
PA 325/40 and PA 81/40 Tablets	Omeprazole	***
	Aspirin/Starch	***

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Agreement [for any Product] in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
PA 325/40 and PA 81/40 Tablets	***